                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                       __________________________________


                                    FORM 8-K


                                 CURRENT REPORT


    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934.

________________________________________________________________________________

                    Date of Report (Date of earliest event
                reported):  December 6, 1995 (December 1, 1995)
                            -----------------------------------



                          SOUTHSIDE BANCSHARES CORP.
        ---------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


                                   MISSOURI
           -------------------------------------------------------
                (State or other jurisdiction of incorporation)


         0-10849                                           43-1262037
  -----------------------                      -------------------------------
 (Commission File Number)                     (IRS Employer Identification No.)



               3606 GRAVOIS  AVENUE, ST. LOUIS, MISSOURI  63116
             ----------------------------------------------------
               (Address of principal executive offices) (Zip Code)


      Registrant's telephone number, including area code:  (314) 776-7000

                                Not Applicable
          ------------------------------------------------------------
         (Former name or former address, if changed since last report)
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ITEM 5.  OTHER EVENTS.

     On December 1, 1995, Southside Bancshares Corp. (the" Registrant") issued a press release, attached here to as Exhibit 99(i) (a), announcing record earnings and a fourth quarter 1995 cash dividend.

     On December 1, 1995, Southside Bancshares Corp. (the" Registrant") issued a press release, attached here to as Exhibit 99(i) (b), announcing a 10 for 1 stock split.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(a)     FINANCIAL STATEMENTS OF BUSINESS ACQUIRED - Not applicable

(b)     PRO FORMA FINANCIAL INFORMATION - Not applicable

(c)     EXHIBITS - The following exhibits are included with this Report:

     Exhibit 99(i)(a)         Record earnings and fourth quarter 1995
                               cash dividend
     Exhibit 99(i)(b)         10 for 1 stock split
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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   SOUTHSIDE BANCSHARES CORP.
                                   --------------------------
                                   (Registrant)



December 6, 1995                   By:  /S/  Thomas M. Teschner
                                      -----------------------------------
                                      Thomas M. Teschner,
                                      President
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                                 EXHIBIT INDEX
                                 -------------
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

Reg. S-K
Item 601
Exhibit No.                                                        Exhibit                                                 Page
------------------  -----------------------------------------------------------------------------------------------------  ----
Exhibit 99(i)(a)    Record earnings and fourth quarter 1995 cash dividend................................................
Exhibit 99(i)(b)    10 for 1 stock split.................................................................................

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